UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2021

SYNDAX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37708	32-0162505
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Building D, Floor 3 35 Gatehouse Drive Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 419-1400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SNDX	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On October 4, 2021, Daphne Karydas notified Syndax Pharmaceuticals, Inc. (the “Company”) of her intention to resign as chief financial officer, treasurer, principal financial officer and principal accounting officer of the Company, effective October 22, 2021, in order to pursue another opportunity. Ms. Karydas will remain with the Company to assist with the transition through the end of the year.  Ms. Karydas’ resignation is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company has appointed Alexander Nolte, the Company’s Vice President, Chief Accounting Officer, as its principal accounting officer and interim principal financial officer effective upon Ms. Karydas’ departure.  Mr. Nolte will serve as the Company’s principal accounting officer and interim principal financial officer as the Company conducts a search for a new chief financial officer.

Mr. Nolte, age 49, has served as the Company’s Vice President, Chief Accounting Officer since September 2021 and previously served as Vice President, Corporate Finance since February 2021 and as Corporate Controller since April 2017. Prior to that, Mr. Nolte served as Corporate Controller from July 2015 to April 2017 at CoLucid Pharmaceuticals, responsible for the financial operations of the company. From September 2013 to July 2015, Mr. Nolte served as Director of Revenue Recognition and International Accounting at Aegerion Pharmaceuticals. From March 2008 to September 2013, Mr. Nolte held several finance positions at Genzyme Corporation.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNDAX PHARMACEUTICALS, INC.

By:	/s/ Briggs W. Morrison, M.D.
Briggs W. Morrison, M.D.
Chief Executive Officer

Dated: October 4, 2021